Exhibit 99.1

| INVESTOR PRESENTATION JANUARY 2020

LEGAL DISCLAIMER

This investor presentation ("Investor Presentation") is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of DraftKings Inc. ("DraftKings", "DK" or "the Company"), Diamond Eagle Acquisition Corp. ("DEAC") or SBTech (Global) Limited ("SBT" or "SBTech") or any of their affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated in the definitive Business Combination Agreement entered into by and among DEAC, DraftKings, SBT, DEAC NV Merger Corp., DEAC Merger Sub, the shareholders of SBT party thereto and their representative and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. DEAC, DraftKings and SBT assume no obligation to update any information in this Investor Presentation, except as required by law.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, DEAC NV Merger Corp., a subsidiary of DEAC and the going-forward public company to be renamed DraftKings Inc. at closing ("New DraftKings" or "New DK"), has filed a registration statement on Form S-4 (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC"), which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of DEAC stockholders to approve the proposed business combination. This material is not a substitute for the definitive proxy statement/prospectus regarding the proposed business combination. Investors and security holders of DEAC are urged to read the proxy statement/prospectus, any amendments thereto and other relevant documents that are filed with the SEC carefully and in their entirety because they contain important information about DraftKings, SBT, DEAC and the proposed business combination. The definitive proxy statement will be mailed to stockholders of DEAC as of a record date to be established for voting on the proposed business combination. Investors and security holders are able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov,or by directing a request to: Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

DEAC and its directors and executive officers may be deemed participants in the solicitation of proxies from DEAC's stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DEAC is contained in the final prospectus for DEAC's initial public offering, which was filed with the SEC on May 14, 2019, and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Diamond Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available.

Each of DraftKings and SBT and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DEAC in connection with the proposed business combination.

No Offer or Solicitation

This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Investor Presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

Industry and Market Data

This presentation includes information and statistics regarding market participants in the sectors in which DraftKings and SBT compete and other industry data which was obtained from third-party sources, including reports by market research firms and company filings.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but DEAC, DraftKings, and SBT will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

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LEGAL DISCLAIMER (CONTINUED)

Use of Non-GAAP Financial Matters

This presentation includes non-GAAP financial measures, including EBITDA. DEAC, DraftKings and SBT believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by DraftKings' and SBT's management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of the combined company to its competition. DEAC, DraftKings and SBT believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies.

Projected Financial Information

This presentation contains financial forecasts, which were prepared in good faith by DraftKings and SBT on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). Neither DraftKings', SBT's nor DEAC's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of DraftKings', SBT's and DEAC's control. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of DraftKings, SBT, DEAC or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Forward Looking Statements and Investment Considerations

Certain statements made in this presentation are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Diamond Eagle's, DraftKings' or SBTech's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, failure to receive approvals or other determinations from certain gaming regulatory authorities, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of the New DraftKings' shares on Nasdaq following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; New DraftKings' ability to manage growth; New DraftKings' ability to execute its business plan and meet its projections; potential litigation involving Diamond Eagle, DraftKings, SBTech, or after the closing, New DraftKings; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for DraftKings or SBTech products and services, and in particular economic and market conditions in the media/entertainment/gaming/software industry in the markets in which DraftKings and SBTech operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under "Risk Factors" therein, and in Diamond Eagle's and/or New DraftKings' other filings with the SEC. None of Diamond Eagle, DraftKings or SBTech undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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THE DRAFTKINGS / DIAMOND EAGLE TEAM



Jason Robins
Chief Executive Officer
and Co-Founder of DraftKings

- Co-founded DraftKings in 2011 and has served as DraftKings' Chief Executive Officer since inception
- Oversees the company's strategy and operations
- Has built a reputation for expanding DraftKings' reach across numerous platforms through wide-ranging, forward-thinking partnerships
- Attended Duke University where he received his B.S. in Economics and Computer Science



Jason Park
Chief Financial Officer
of DraftKings

- Joined DraftKings as Chief Financial Officer in June 2019
- Responsible for accounting, tax, treasury, financial planning and analysis, and investor relations
- Prior to joining DraftKings, worked at Bain Capital as an Operating Partner focused on technology investments from January 2009 to June 2019
- Received his M.B.A. from the Wharton School and B.B.A. and Master of Accountancy from the University of Michigan



Harry Sloan
Principal Founder of
Diamond Eagle

- Founding investor of Diamond Eagle
- Has co-led four prior public acquisition vehicles and raised a total of over $1.3 billion
- Has held various executive level positions at media and entertainment companies, including serving as Chairman and CEO of MGM from 2005-2009
- Holds J.D. from Loyola Law School and B.A. from UCLA

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| “We make life more exciting by responsibly creating the world’s favorite real - money games and betting experiences” “To build the best, most trusted, and most customer - centric destination for skin - in - the - game fans, to develop the most innovative and entertaining real money gaming products and offers, and to forever transform the manner in which people experience sports” 4 OUR MISSION OUR VISION

TABLE OF CONTENTS

1	Massive Global Sports Betting and iGaming Opportunity	**$70BN+** Global Sportsbook TAM[1]	**~$40BN** Expected U.S. OSB and iGaming TAM[2]
2	Premier Brand in Digital Sports Entertainment and Leader in the U.S. Market	**#1** Rated DFS and Sportsbook Platform[3]	**6 States** with live New DK OSB[4]
3	DraftKings and SBTech Together Create a Global, Vertically-Integrated Powerhouse	**22** U.S. and International Licenses	**$100MM+** Cost Synergies
4	Attractive Economic Profile Positioned for Long-Term Profitability	**~38%** State-Level OSB Contribution Margin at Maturity	Path to **$1BN+** in EBITDA[5]
5	Vertically Integrated, Sports Betting and iGaming Company Well Capitalized for the Future	**Public Currency** +	**$500MM+** Cash Infusion[6]

Source: H2 Gambling Capital Global All Product Summary Report, June 2019.
(1) "TAM" stands for total addressable market and is measured in gross gaming revenue.
(2) "OSB" stands for online sportsbook.
(3) "DFS" stands for daily fantasy sports.
(4) Live New DK OSB states include IN, NH, NJ, OR, PA, and WV.
(5) See page 22 for detailed assumptions.
(6) Assumes no redemptions from DEAC's trust account.

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| $364 $371 $382 $398 $400 $38 $42 $46 $51 $56 2015A 2016A 2017A 2018A 2019E Brick & mortar Online / mobile 6 MASSIVE GLOBAL MARKET OPPORTUNITY GLOBAL MOVEMENT TOWARDS REGULATION Source: Eilers and Krejcik Gaming. 2018 Oxford Economics U.S. population estimates. H2 Gambling Capital Global All Product Summary Report, June 2019 . (1) “GGR” stands for gross gaming revenue. (2) Sports betting includes horse racing. 1 . Regulatory momentum Regulated Casino 35% Sports betting 16% Gaming machines / slots 20% Lotteries 26% Bingo 3% GLOBAL GAMING MARKET GGR (1) ( 2019E) Market size: $ 456 billion (2) ONLINE / MOBILE’S GROWING SHARE OF GLOBAL GGR ($ in billions) Online as % of total 10.1% 10.8% 11.3% 9.5% 12.2%

| $18 $22 $23 $18 ESTIMATED U.S. ONLINE SPORTS BETTING MARKET AT MATURITY ($ in billions) 7 1 THE U.S. ONLINE SPORTS BETTING MARKET IS ESTIMATED TO BE $18 - 23 BILLION AT MATURITY Source: NJ Department of Gaming Enforcement; H2 Gambling Capital Global All Product Summary Report, June 2019; U.S. Census Bureau; U.K. Office for National Statistics. Industry Research. (1) Applies 5 year historical NJ iGaming CAGR (28%) to annualized H1’19 NJ OSB GGR ($180 million) to calculate 2023E NJ OSB GGR; ext rapolation based on percentage of U.S. population. (2) Applies 2023E U.K. GGR per adult ($88) to U.S. adult population (254 million ). 2023E U.K. GGR calculated as 2018 U.K. GGR grown at 5 - yr historical OSB CAGR . (3) Applies 2023E AU GGR / adult ($92) per H2 Gambling to U.S. adult population ( 254 million ). (4) Represents average of analyst estimates for entire U.S. population . Implied U.S. Market (NJ) Implied U.S. Market (U.K.) Implied U.S. Market (AU) (4) (1) Average Analyst Estimate (2) (3)

| Source: “ U.S. sports betting tracker” from Gambling Compliance; “Where is sports betting legal in the U.S.?” from Legal Sports Report, U.S. Census Data as of July 2018 ( https:// www2.census.gov/programs - surveys/popest/tables/2010 - 2018/state/totals/nst - est2018 - 02.xlsx ). Note: States within each category sorted by launch date where applicable. Live DK states sorted by DK launch date. States pendi ng online launch sorted by legalization date. (1) Indicates states that have legalized sports betting in some form. (2) Indicates states with online sportsbooks . (3) Green check indicates states with operational online sports betting, while yellow check indicates states that are still pendi ng launch. (4) Tennessee is the only state without retail sportsbooks. (5) In New Mexico, sports betting is limited to provision by Native American tribes. (6) Includes SBTech, which provides its online and retail sportsbook offering to the Oregon State Lottery. SPORTS BETTING IS LEGALIZED IN STATES REPRESENTING JUST OVER ONE - THIRD OF THE U.S. POPULATION Following the repeal of the Professional and Amateur Sports Protection Act (PASPA) in May 2018, 21 states, representing approximately 36 percent of the U.S. population, have legalized sports betting in some form (retail, mobile, or both) — 14 states have legalized online sports betting, representing approximately 24% of the U.S. population — 9 states are currently live, representing approximately 13% of the U.S. population — DraftKings (including SBTech ) is live in 6 states, representing approximately 11 % of the U.S. population 8 1 Indicates states that DraftKings’ OSB is currently live in, representing ~11% of the U.S. population (6) State % of U.S. Population Legalized (1) Online (2) Online Live or Pending Launch (3) 1 New Jersey 2.7% P P P 2 West Virginia 0.6% P P P 3 Indiana 2.0% P P P 4 Oregon 1.3% P P P 5 Pennsylvania 3.9% P P P 6 New Hampshire 0.4% P P P 7 Nevada 0.9% P P P 8 Rhode Island 0.3% P P P 9 Iowa 1.0% P P P 10 Tennessee (4) 2.1% P P P 11 Washington, DC 0.0% P P P 12 Illinois 3.9% P P P 13 Colorado 1.7% P P P 14 Michigan 3.1% P P P 15 Delaware 0.3% P - - 16 Mississippi 0.9% P - - 17 New Mexico (5) 0.6% P - - 18 Montana 0.3% P - - 19 Arkansas 0.9% P - - 20 New York 6.0% P - - 21 North Carolina 3.2% P - - % of U.S. Population 36% 24% 13% r540r541r542 d629d630 r543 d631d632 d633 d634 d635d636d637d638 d639d640d641d642d643 d644 d645d646d647o343d648d649d650r544d651d652 d653 o344r545d654d655d656d657d658d659d660 d661d662d663d664d665d666d667d668d669d670d671d672d673d674o345o346 o347o348o349o350

| $123 $149 $197 $246 $299 $ 452 $21 billion 2014A 2015A 2016A 2017A 2018A 2019E Implied U.S. Market NEW JERSEY iGAMING GGR U.S. i GAMING IS THE NEXT WAVE Source: New Jersey Division of Gaming Enforcement. (1) Reflects actual data through September 30, 2019, which is then annualized. (2) Extrapolation based on 2019E New Jersey iGaming GGR, which is grown one year forward at the historical CAGR of 25%. ($ in millions) 1 9 iGaming is nearly a half billion dollar industry in New Jersey; growth has accelerated since the introduction of OSB in August 2018 Based on an extrapolation of NJ, we estimate the U.S. iGaming opportunity to be approximately $21 billion in GGR YoY Growth 21% 32% 25% 22% 51% (1) (2) U.S . MARKET

| $18BN Implied Total U.S. Market (1) 10 1 THE U.S. OSB AND i GAMING OPPORTUNITY: ~$40BN TAM Source: Eilers and Krejcik Gaming, New Jersey Division of Gaming Enforcement. (1) Based on extrapolation of New Jersey market on page 7. (2) OSB is legalized in states representing 24% of the U.S. population today. (3) Based on extrapolation of New Jersey market on page 9. (4) iGaming is legalized in states representing 10% of the U.S. population today. DRAFTKINGS ’ ONLINE SPORTS BETTING TRAJECTORY 65% of U.S. Population with Legalized OSB (2) 20 - 30% DraftKings’ OSB Market S hare $2.3 - 3.5BN in Gross OSB Revenue DRAFTKINGS ’ iGAMING TRAJECTORY $21BN Implied Total U.S. Market (3) 30% of U.S. Population with Legalized iGaming (4) 10 - 20% DraftKings’ iGaming Market Share $600MM - 1.2BN in Gross iGaming Revenue $2.9 - 4.7BN OSB and iGaming Gross Revenue Opportunity for DraftKings

| 11 DRAFTKINGS ’ DFS BUSINESS IS A DISTINCT COMPETITIVE ADVANTAGE (1) National survey of current online sports wagerers ages 21 – 54, n = 447 conducted by Arnold Worldwide in April 2018 . 2 DRAFTKINGS ’ DFS ADVANTAGE ~60%+ DFS Market Share 43 States Live 4 Million+ DFS Paid Users $213MM 2019E Revenue Profitable Business Unit Strong Relationships with Regulators, Leagues, and Media Superior Capabilities Customer Acquisition, CRM, Cross - Selling, Data Analytics, and more 22% 13% 4% 2% 1% 1% 1% 1% DRAFTKINGS IS TOP OF MIND WITH CONSUMERS (1) Question asked: “When you think about brands that allow you to win money on sporting events, what is the first brand that comes to mind?”

2 DFS DATABASE PROVIDES IMMEDIATE SOURCE OF ONLINE SPORTS BETTING AND GAMING USERS

CROSS-SELL ACROSS DRAFTKINGS' OFFERINGS IN NEW JERSEY

- We have a **4MM+ unique paid user database**
- Our "single account" platform creates a **seamless user experience** across offerings
- As evidenced in NJ, we have **proven cross-sell capabilities** that magnify customer engagement
- DFS paid user database across 43 states **creates a significant base for future OSB and iGaming** users as new states go live

4MM+ Unique Paid User Database

DRAFTKINGS DAILY FANTASY

~140k NJ DFS Database…

~30% cross-sell rate

DRAFTKINGS SPORTSBOOK

…with ~42k now playing OSB

~50% cross-sell rate

DRAFTKINGS CASINO

…and ~20k who play all three products

Note: OSB and iGaming database figures reflect paid users from OSB launch in August 2018 through September 30, 2019.

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| 31% 65% 67% 100% 43% 35% 26% 13% 7% 13% New Jersey West Virginia Indiana Oregon 13 SUCCESS IN ONLINE SPORTS BETTING Source: State gaming and lottery commissions, Legal Sports Report. Note: NJ market share separates Stars/Resorts and PointsBet GGR from DraftKings’ and FanDuel’s licenses, respectively . PointsBet OSB GGR estimated as ~12% of license. (1) Excludes PA and NH as full months of data unavailable for the period. YTD calculated excludes month of launch for WV and IN. (2) Represents New DK’s position through SBTech . 2 Number of Operators 15 2 3 1 Time of Market Launch August 20 18 August 2019 October 2019 October 2019 Time of DraftKings Launch August 20 18 August 2019 October 2019 October 2019 Others (12) OSB MARKET SHARE BY GGR – NOVEMBER 2019 YTD (1) (2)

| 14% 16% 17% 15% 5% 5% 5% 4% 9% 8% 7% 5% 7% 6% 6% 6% 9% 8% 8% 7% 6% 8% 8% 8% 10% 9% 9% 9% 10% 9% 10% 14% 14% 14% 13% 15% 18% 16% 16% 17% Q1 2019 Q2 2019 Q3 2019 Q4 2019 14 SUCCESS IN i GAMING – NEW JERSEY Source: New Jersey Division of Gaming Enforcement . D ata as of November 30 , 2019. (1) Based on a combination of actual and estimated financial data per the New Jersey Division of Gaming Enforcement and DraftKings . (2) Includes data from October and November. 2 New Jersey iGaming has been legal for five years and DraftKings is the newest entrant DraftKings has established itself as the #2 player in New Jersey (1) within one year of launch and with very little marketing spend 98 % of DraftKings’ iGaming paid users have been cross - sold from other DraftKings’ product offerings; most traditional casino - based operators do not have a comparable user data base DraftKings has the potential to establish higher market share in states where there are no incumbent iGaming operators DraftKings anticipates two iGaming states will be live in 2020 Betfair / Flutter Golden Nugget Borgata Sugarhouse Tropicana Others (11) Hard Rock Caesars Resorts (2) KEY TAKEAWAYS NJ iGAMING MARKET SHARE (1)

| Provide fuel for growth through cost synergies of $ 100MM+ at maturity and industry - leading unit economics 15 DRAFTKINGS & SBTECH: A FULLY INTEGRATED PLATFORM THAT ENABLES DRAFTKINGS ’ MISSION 3 First - to - market with innovative products focused on the U.S . sports fan Ability to control our product roadmap and give customers what they want through proprietary, in - house technology Access meaningful pockets of additional end users in the U.S. and abroad |

| 16 SBTECH: A LEADER IN ONLINE GAMING TECHNOLOGY COMPANY OVERVIEW REVENUE BY GEOGRAPHY 1,080+ employees 8+ global offices 20+ regulated markets / jurisdictions 10+ years of experience Positioned as one of the fastest growing tech firms within sports betting, with an omni - channel solution Proven track record of outperformance vs. industry peers on growth and margin Growing global footprint with material new opportunities emerging in Europe, U.S., Africa, Latin America, and Asia Asia 54% Europe & U.K. 42% U.S. 5% 2019E Revenue: $ 110 million 3 Recent Wins: WELL - POSITIONED FOR FUTURE GROWTH 47% 2017 - 2020E Revenue CAGR (1) $140MM 2020E Revenue (1) Pro forma for SBTech’s divesture of its Dot Com business.

| TECHNOLOGY ENABLES MULTI - CHANNEL ACCESS TO USERS GLOBALLY 3 Powered by DraftKings’ branded OSB and iGaming platform White Label B2C Plug and play direct - to - consumer OSB and iGaming offering Lottery - Run Back - end turnkey OSB and iGaming technology solution Retail Sportsbook Traditional brick - and - mortar sportsbook services Note: Graphic is illustrative and not proportional to actual populations with access through each offering. 17

4 CAC ADVANTAGE DUE TO DFS DATABASE AND MARKETING KNOW HOW

CUSTOMER ACQUISITION IN NEW JERSEY

New Jersey Unique Paid Users

A — **43k** OSB or iGaming Paid Users Cross Sold from Existing DFS Database

+

B — **93k** Newly Acquired Paid Users

=

C — **136k** Total NJ Unique Paid Users(1)

More than one-third of NJ paid users are from our existing NJ DFS database of ~140K(2)

ILLUSTRATIVE MARKETING EFFICIENCY AT SCALE

Average Effective Cost per Thousand ("eCPM")(3)


$120
$95
$75
$40
~67% Reduction in Cost
Local
Regional
National (30% OSB Live)
National (65% OSB Live)

	Local	Regional	National (30% OSB Live)	National (65% OSB Live)
Average CPM	~$90	~$90	~$30	~$30
Marketing Efficiency(4)	~75%	~95%	~40%	~75%

Note: OSB and iGaming database figures reflect paid users from OSB launch in August 2018 through September 30, 2019.
(1) Excludes existing out-of-state DFS users who have used the product in New Jersey.
(2) DFS existing database defined as number of cumulative unique paid users living in New Jersey prior to OSB launch in August 2018.
(3) eCPM calculated as average CPM divided by marketing efficiency.
(4) Marketing efficiency is the percentage of impressions that reach live DK states.

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| 2014 2015 2016 2017 2018 2019E 2012-14 2015 2016 2017 2018 2019 19 PROVEN REVENUE RETENTION DRIVES LTV 4 NEW JERSEY NET REVENUE BY COHORT (1) (1) Cohort year determined by user’s first paid activity, whether DFS, OSB, or iGaming. (2) 2018 data reflects five months of live OSB and one month of live iGaming. Key Takeaways — Each cohort has expanded in both years since the introduction of OSB and iGaming — In the first full - year with all products live (i.e. 2019E), 2012 - 2017 cohorts experienced a 4.1x increase in revenue relative to 2017 — Size of new cohorts is significantly larger than past cohorts Introduction of OSB and iGaming in 2018 (2) 2014 2015 2016 2017 2018 2019E 2012-14 2015 2016 2017 2018 2019

| $26 $120 $153 $196 $21 $84 $111 $152 $8 $27 $44 $72 ($10) ($11) $9 $49 GGR NGR Gross profit Contribution profit 20 4 EXPECTED NEW JERSEY CONTRIBUTION PROFIT DEMONSTRATES SPEED TO PROFITABILITY NEW JERSEY SERVES AS EXAMPLE OF STATE - BY - STATE ECONOMIC RAMP Note: Reflective of initial performance in New Jersey and near - term projections for the state. Contribution profit reflects gross profit less external marketing. ($ in millions) Launch Year Year 1 Year 2 Year 3 x Early outsized promotion and marketing spend is critical for initial user acquisition − Declines as percentage of revenue as user base grows in each state x Significant operating leverage realized in platform & processing fees as business grows x Improving contribution profit as marketing spend rationalizes x As more states launch, ability to shift to national spend will improve LTV / CAC and state profitability State level profitability achievable by Year 2 August – December 2018 2019E 2020E 2021E Significant flow through upon achieving scale

| 100% 50% 38% Net Revenue Taxes Platform Processing Revenue Share Gross Margin External Marketing Contribution Margin (18)% (10)% (7)% (15)% (13)% 21 NEW JERSEY EXPECTED TO ACHIEVE 38% CONTRIBUTION MARGIN 4 ILLUSTRATIVE NEW JERSEY UNIT ECONOMICS (EXPECTED YEAR 5) (% of Net Revenue) Note: Figures may not foot due to rounding and are displayed as percentage of net revenue. By Year 5, marketing spend rationalizes, allowing for 38% contribution margino351o352

4 ILLUSTRATIVE PATH TO $1 BILLION+ IN EBITDA

($ in billions)

- Assumes 65% of population has live OSB and 30% of population has live iGaming, and then rolls forward 5 years to "maturity"
- Assumes DK has 25% and 15% market share in OSB and iGaming, respectively



$3.7
SBT
$0.4
iGaming(1)
$0.7
At 30% of U.S. Population Legalized
Online Sports Book(2)
$2.3
At 65% of U.S. Population Legalized
DFS
$0.3
$(1.8)
$2.0
$(0.4)
$1.7
$(0.6)
$0.1
$1.2
As a result of the acquisition of SBT, new DK will:
- Lower its COGS through the elimination of platform costs
- Improve product and technology cost structure through an efficient worldwide engineering network
- Consolidate administrative functions within G&A
Net Revenue
COGS
Gross Profit
External Marketing
Contribution Profit
SG&A(3)
Synergies
EBITDA

Note: Figures may not foot due to rounding.
(1) Assumes 30% of U.S. population has access to legalized iGaming with DraftKings achieving 15% market share. Net of promotional allowances (22% of gross revenues).
(2) Assumes 65% of U.S. population has access to legalized sports betting with DraftKings achieving 25% market share. Net of promotional allowances (22% of gross revenues).
(3) Assumes 10% SG&A growth per annum from today. SG&A includes Sales and Marketing, Product and Technology, and General and Administrative expenses.

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| Source: Management projections. 23 COMBINED COMPANY PROJECTION MODEL 5 HISTORICAL / PROJECTED NET REVENUE ($ in millions) ASSUMPTIONS 2020 Assumptions — Online sportsbook live in current "line - of - sight" states, which represent approximately 10% of the U.S. population — iGaming live in NJ and PA — DFS continues to maintain leading market position — SBTech grows from existing and newly acquired customers 2021 Assumptions — Additional states legalize / launch online sports betting; OSB available to approximately 20% of U.S. population — iGaming is legalized in additional states; DraftKings generates revenue from states representing a further 4% of the U.S. population — DFS continues to maintain leading market position — SBTech grows from existing and newly acquired customers YoY Growth 18% 35% 31% 38% 86% 38% 27% 7% 31% 36% 30% 30% $192 $226 $305 $400 $550 $44 $82 $110 $140 $150 $236 $308 $415 $540 $700 2017 2018 2019E 2020E 2021E

| 24 PROPOSED TRANSACTION SUMMARY Diamond Eagle Acquisition Corp. is a publicly listed special purpose acquisition vehicle with over $400 million in cash DEAC has agreed to combine with DraftKings and SBTech — Values the combined DK and SBT business at $2.7 billion (based on book value of DEAC) — Represents an attractive entry multiple of 3.9x 2021E revenue; projected annual revenue growth of 30%+ as states legalize and launch sports betting and iGaming — DK founders and shareholders are rolling 100% of their equity; SBT shareholders are rolling ~$450 million of equity Post - closing, the combined company will have a dual class shareholder structure with super voting rights comprised of Class A common stock, which will carry one vote per share, and Class B common stock, which will carry 10 votes per share. Jason Robins will hold Class A and Class B common stock such that he will hold approximately 90% of voting power. Concurrent with this transaction, DK and DEAC have raised $372 million (2) in committed PIPE equity from select investors After giving effect to the transaction (assuming no redemptions), the company will have over $500 million of unrestricted cash with public equity currency to ensure access to capital to fuel growth Note: DraftKings may increase the PIPE size between transaction announcement and close. (1) Cash held in the trust account as of September 30, 2019. (2) Includes $67 million in DK convertible notes that convert to PIPE shares. This amount does not count toward the determination of the satisfaction of the Minimum Proceeds Condition under the BCA. (3) Figures may not foot due to rounding. Assumes no redemptions from DEAC’s trust account. (4) Represents SBT cash consideration converted to USD at 1.098 USD/EUR. (5) Represents total seller equity value including value of outstanding vested options. (6) Includes 80,000 founder shares that have been transferred to DEAC’s independent directors (7) Includes $14.0 million in deferred underwriting commissions related to DEAC’s initial public offering. (8) Excludes DEAC warrants and earnout shares. ILLUSTRATIVE SOURCES AND USES (3) ILLUSTRATIVE PRO FORMA OWNERSHIP AT CLOSE (3),(8) Sellers’ Rollover Equity PIPE Investors SPAC Shareholders 5 ($ in millions ) Sources Uses DEAC Cash in Trust (1) $403 Cash to Balance Sheet $527 PIPE Investment (2) 372 Cash to SBT Shareholders (4) 198 Sellers' Equity (5) 2,700 Sellers' Equity (5) 2,700 SPAC Upfront Founder Equity (6) 37 SPAC Upfront Founder Equity (6) 37 Transaction Fees (7) 50 Total $3,512 Total $3,512 14% 12% 74% o307o308 o309 o310o311 o312o313o314r526 r527 r528r529o315o316o317o318o319 o320 r530o321o322o323o324r531

APPENDIX

| 26 COMBINED COMPANY P&L ($ in thousands) For the Nine Months Ended For the Twelve Months Ended September 30, 2019 December 31, 2018 Net Revenue $268,773 $308,533 Cost of Revenue 114,080 113,911 Sales and Marketing 129,791 150,077 Product and Technology 54,934 44,905 General and Administrative 86,701 86,578 Loss from Operations $(116,733) $(86,938) Interest Income (Expense ) 1,154 379 Other Income - Interest on Trust A ccount – - Financial Income – - Financial Expenses – - Loss Before Income Tax Expense $(115,579) $(86,559) Income Tax Expense 8,845 9,955 Net Income/(Loss) $(124,424) $(96,514) Source: Company filings. r458 r459 r460 d338d339d340d341d342o245o246

| 27 DRAFTKINGS KPI COMPARISON OVER TIME USERS IN 000’S Nine months ended September 30, Year ended December 31, 2019 2018 2018 2017 Monthly Unique Payers (“MUPs”) 565 485 601 574 Average Revenue per MUP (“ARPMUP”) $38 $30 $31 $28 Monthly Unique Payers (“MUPs”) — We define MUPs as the number of unique paid users (“payers”) per month who had a paid engagement (i.e., participated in a real - money DFS contest, sports bet or casino game) across one or more of our product offerings via our platform — MUPs is a key indicator of the scale of our user base and awareness of our brand — We believe that the growth of our MUP base is indicative of our long - term revenue growth potential Average Revenue per MUP (“ARPMUP ”) — We define and calculate ARPMUP as the average monthly revenue for a reporting period, divided by MUPs (i.e., the average number of unique payers) for the same period — ARPMUP represents our ability to drive usage and monetization of our product offerings — We use ARPMUP to analyze comparative revenue growth and measure customer monetization and engagement trends Source: Company filings. KEY PERFORMANCE INDICATORS r453 r454 r455 r456 r457

EXPERIENCED AND FOUNDER-LED LEADERSHIP TEAM

	Name / Title		Years experience	
	**Jason Robins** Chief Executive Officer (Co-founder)	Capital One, vistaprint	16	▪ Oversees strategy and operations and drives funding and partnerships ▪ Duke University (B.A. Economics, B.S. Computer Science) ▪ Founded DraftKings in 2011
	**Paul Liberman** President, Global Technology and Product (Co-founder)	vistaprint, Analog Devices, Ando Media	14	▪ Oversees technology, product management/delivery and growth marketing ▪ Worcester Polytechnic Institute (B.S. Electrical Engineering, Computer Science) ▪ Founded DraftKings in 2011
	**Matt Kalish** President, North America (Co-founder)	Capital One, vistaprint	15	▪ Oversees performance of DFS, OSB, and iGaming offerings and leads operations, marketing, analytics, and customer experience departments ▪ Columbia (B.A. Economics, B.S. Computer Science), Boston College (MBA) ▪ Founded DraftKings in 2011
	**Jason Park** Chief Financial Officer	BainCapital, McKinsey & Company	20	▪ Oversees accounting, tax, treasury, financial planning and analysis, and investor relations departments ▪ University of Michigan (B.B.A. and MAcc), The Wharton School (MBA)
	**R. Stanton Dodge** Chief Legal Officer and Secretary	dish	25+	▪ Oversees legal, government affairs and communications teams ▪ University of Vermont (B.S., Accounting), Suffolk University (J.D.)
	**Tim Dent** Chief Compliance Officer	Betclic	25+	▪ Early investor in DraftKings and advisor prior to joining full-time in 2013 ▪ Oversees compliance, risk management/payments, and licensing ▪ University of Massachusetts (Accounting), Licensed CPA
	**Travis Dunn** Chief Technology Officer	vistaprint	19	▪ Oversees all technology and engineering efforts ▪ Western Washington University
	**Tom Goedde** Chief Marketing Officer		25+	▪ Oversees Brand Marketing and Creative ▪ Carroll College (B.A. Speech Communications Theory; B.A Public Relations)
	**Ezra Kucharz** Chief Business Officer	NBC Universal, NASA	25+	▪ Oversees business strategy, ad sales, business development and corporate development ▪ Boston University (BA, Biomedical Engineering), University of Houston (MS Engineering Management), Duke University (MS Medical Informatics)
	**David Lebow** Chief of Staff	YP, Aol.	25+	▪ Chief of Staff to the CEO ▪ Ithaca College (B.S. Business, Communications Management)
	**Graham Walters** Chief People Officer		14	▪ Oversees human resources, real estate, and workplace experience ▪ University of Massachusetts (B.B.A. Operation Management)
	**Andy Yang** Chief Product Officer	playhaven, IAC	19	▪ Oversees product management efforts ▪ Stanford University (B.S Computer Science; M.S. Management Science & Engineering)

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| 29 SBTECH HAS AN EXPERIENCED MANAGEMENT TEAM TO DRIVE CONTINUED GROWTH Years experience Joined in February 2016 Previously held research positions at Deutsche Bank and Numis Securities Richard Carter Chief Executive Officer 14 Joined in December 2018 to manage global operations Previously held leadership positions at Paddy Power Betfair and Inspired Gaming Dave Hammond Chief Operations Officer 25+ Joined in June 2016 to drive global product development Previously held positions at the Sporting Group Ian Bradley Chief Strategy Officer 11 Joined in November 2018 Previously managed Playtech’s B2C compliance function Jeremie Kanter Head of Compliance 14 Joined in summer 2019 to improve both products and internal discussion making Previously served as Chief Data Officer at Tyrell Corporation and Dentsu Aegis Julian Elliott Chief Data Officer 15 Joined in June 2019 to oversee and lead the U.S. business Previously held strategic roles at the Illinois Lottery, U.S. Digital Gaming, and b spot Melissa Riahei President, U.S. 12 Joined in 2012 as group CFO Previously held positions at Visa, Psagot and Deloitte Shay Berka Chief Financial Officer 16 Joined in June 2017 to drive Customer and New Business revenues Previously held operating positions at Sporting Solutions and William Hill Andrew Cochrane Chief Development Officer 7